Exhibit 10.5

SECURITIES PLEDGE AGREEMENT

THIS SECURITIES PLEDGE AGREEMENT dated as of August 27, 2013 (this “Pledge Agreement”), is being entered into among CECO ENVIRONMENTAL CORP., a Delaware corporation (the “Company” and a “Pledgor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON THAT SHALL BECOME A PARTY HERETO BY EXECUTION OF A PLEDGE JOINDER AGREEMENT (each a “Subsidiary Guarantor” and a “Pledgor” and, together with the Company, collectively, the “Pledgors”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below).

RECITALS:

A. Pursuant to a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers” and each a “Borrower”), the Administrative Agent, Bank of America, N.A., as Swing Line Lender and an L/C Issuer, the lenders now or hereafter party thereto (the “Lenders”) and the other L/C Issuers now or hereafter party thereto, the Lenders and the L/C Issuers have agreed to provide to the Borrowers a revolving credit facility with a letter of credit subfacility and a swing line subfacility, a multicurrency revolving credit facility and a term loan facility.

B. Certain additional extensions of credit may be made from time to time for the benefit of the Pledgors pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements (each as defined in the Credit Agreement).

C. It is a condition precedent to the Secured Parties’ obligations to make and maintain such extensions of credit that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and such Secured Cash Management Agreements and Secured Hedge Agreements, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. Terms used in this Pledge Agreement that are not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the “UCC”), shall have such meanings unless the context requires otherwise. In addition, for purposes of this Pledge Agreement, the following terms have the following definitions:

“Direct Foreign Subsidiary” means any Foreign Subsidiary if Equity Interests representing more than 50% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests of such Person are owned by the Company, a Domestic Subsidiary or any combination thereof.

“Secured Obligations” means (a) as to the Company, all of the Obligations, including, the payment and performance of the obligations and liabilities (whether now existing or hereafter arising) of each Loan Party under (i) the Credit Agreement and each of the other Loan Documents (including this Agreement) to which such Loan Party is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreement and Secured Hedge Agreement to which such Loan Party is now or hereafter becomes a party, (b) as to each Designated Borrower, all of its Obligations under (i) the Credit Agreement and each of the other Loan Documents (including this Agreement) to which such Designated Borrower is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreement and Secured Hedge Agreement to which such Designated Borrower is now or hereafter becomes a party and (c) as to each Subsidiary Guarantor, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) under (i) the Subsidiary Guaranty to which it is a party and each of the other Loan Documents (including this Agreement) to which it is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreement and Secured Hedge Agreement to which it is now or hereafter becomes a party.

“Voting Equity Interests” means, with respect to any Person, the Equity Interests entitled to vote for members of the board of directors or equivalent governing body of such Person.

2. Pledge of Pledged Interests; Other Collateral.

(a) Each Pledgor hereby grants as collateral security for the payment, performance and satisfaction of the Secured Obligations to the Administrative Agent for the benefit of the Secured Parties a first priority security interest in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located:

(i) all Equity Interests in all of its Subsidiaries (limited, in the case of Foreign Subsidiaries to Equity Interests that, when taken with all other Equity Interests pledged hereunder, constitute no more than (x) 65% of the Voting Equity Interests of each Direct Foreign Subsidiary and (y) 100% of the other Equity Interests of such Pledgor in each Direct Foreign Subsidiary), in each case, whether now existing or hereafter created or acquired (collectively, the “Pledged Interests”), including without limitation the Pledged Interests more particularly described on Schedule I hereto (such Subsidiaries, together with all other Subsidiaries whose Equity Interests may be required to be subject to this Pledge Agreement from time to time, are referred to collectively as the “Pledged Subsidiaries”);

(ii) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest;

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(iii) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;

(iv) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

(v) all proceeds of any of the foregoing.

All such Pledged Interests, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (v) of this Section 2 are herein collectively referred to as the “Collateral.”

(b) Each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Administrative Agent at such location as the Administrative Agent shall from time to time designate by written notice pursuant to Section 23 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Administrative Agent.

(c) Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons, at Pledgor’s expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Administrative Agent may request from time to time to carry out the terms of this Pledge Agreement or to protect or enforce the Administrative Agent’s Lien and security interest in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties and further agrees to do and cause to be done upon the Administrative Agent’s reasonable request, at Pledgor’s expense, all things reasonably determined by the Administrative Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties, including the prompt payment of all reasonable and documented out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Administrative Agent for the benefit of the Secured Parties.

(d) All filing fees, advances, charges, costs and expenses, including all documented out-of-pocket fees and expenses of counsel (collectively, “Attorneys’ Costs”), incurred or paid by the Administrative Agent or any Lender in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Administrative Agent for the benefit of the Secured Parties by the Pledgors in respect of which the same was incurred immediately upon demand therefor, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

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(e) Each Pledgor agrees to register and cause to be registered the interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.

3. Status of Pledged Interests. Each Pledgor hereby represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a) Except as disclosed on Schedule I, all of the Pledged Interests are, as of the date of execution of this Pledge Agreement or Pledge Joinder Agreement by each Pledgor pledging such Pledged Interests (such date as applicable with respect to each Pledgor, its “Applicable Date”), and shall at all times thereafter be validly issued and outstanding, fully paid and non-assessable and constitute (i) 65% of the issued and outstanding Voting Equity Interests (or if any Pledgor shall own less than 65% of such Voting Equity Interests, then 100% of the Voting Equity Interests owned by such Pledgor) and 100% of the other issued and outstanding Equity Interests of each Direct Foreign Subsidiary constituting a Pledged Subsidiary and (ii) all of the issued and outstanding Equity Interests of all Domestic Subsidiaries constituting Pledged Subsidiaries, and are accurately described on Schedule I (to the extent of the information included on such Schedule).

(b) Such Pledgor is as at its Applicable Date and shall at all times thereafter (subject to Dispositions permitted under the Credit Agreement) be the sole registered and record and beneficial owner of the Pledged Interests, free and clear of all Liens, charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than the pledge hereunder and applicable restrictions pursuant to federal and state and applicable foreign securities laws). Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Administrative Agent).

(c) At no time shall any Pledged Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a “security” (or as to which the related Pledged Subsidiary has elected to have treated as a “security”) under Article 8 of the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction) be maintained in the form of uncertificated securities. With respect to Pledged Interests that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on Schedule I hereto (as such Schedule may be from time to time updated in accordance with the terms hereof), which share certificates, with stock powers duly executed in blank by such Pledgor, (except to the extent permitted to be delivered after the Closing Date pursuant to Section 7.15 of the Credit Agreement) have been delivered to the Administrative Agent or are being delivered to the Administrative Agent simultaneously herewith or, in the case of Additional Interests as defined in Section 22, shall be delivered pursuant to Section 22. In

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addition, with respect to all Pledged Interests, including Pledged Interests that are not “securities” under the UCC and as to which the applicable Pledged Subsidiary has not elected to have such interests treated as “securities” under the UCC, such Pledgor has at its Applicable Date delivered to the Administrative Agent (or has previously delivered to the Administrative Agent or, in case of Additional Interests shall deliver pursuant to Section 22) Uniform Commercial Code financing statements (or appropriate amendments thereto) duly authorized by such Pledgor and naming the Administrative Agent for the benefit of the Secured Parties as “secured party,” in form, substance and number sufficient in the reasonable opinion of the Administrative Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on such Pledged Interests, together with all required filing fees. Without limiting the foregoing provisions of this Section 3(c), with respect to any Pledged Interests issued by any Direct Foreign Subsidiary, Pledgor shall deliver or cause to be delivered, (i) in addition to or in substitution for all or any of the foregoing items, as the Administrative Agent may elect, such other instruments, certificates, agreements, notices, filings, and other documents, and take or cause to be taken such other action, as the Administrative Agent may reasonably determine to be necessary or advisable under the laws of the jurisdiction of formation of such Direct Foreign Subsidiary, to grant, perfect and protect as a first priority lien in such Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, and (ii) an opinion of counsel reasonably acceptable in form and substance to the Administrative Agent issued by a law firm reasonably acceptable to the Administrative Agent licensed to practice law in such foreign jurisdiction, addressing with respect to such Pledged Interests the matters described in Section 4.01(a) of the Credit Agreement.

(d) It has full corporate power, legal right and lawful authority to execute this Pledge Agreement (and any Pledge Joinder Agreement applicable to it) and to pledge, assign and transfer its Pledged Interests in the manner and form hereof.

(e) The pledge, assignment and delivery of its Pledged Interests (along with undated stock powers executed in blank, financing statements and other agreements referred to in Section 3(c) hereof) to the Administrative Agent for the benefit of the Secured Parties pursuant to this Pledge Agreement (or any Pledge Joinder Agreement) creates or continues, as applicable, a valid and perfected first priority security interest in such Pledged Interests in favor of the Administrative Agent for the benefit of the Secured Parties, securing the payment of the Secured Obligations, assuming, in the case of the Pledged Interests which constitute certificated “securities” under the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction), continuous and uninterrupted possession by or on behalf of the Administrative Agent in the State of New York. Such Pledgor will at its own cost and expense defend the Secured Parties’ right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

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(f) Except as otherwise expressly provided herein pursuant to a Disposition permitted under the Credit Agreement, none of the Pledged Interests (nor any interest therein or thereto) shall be sold, transferred or assigned without the Administrative Agent’s prior written consent, which may be withheld for any reason.

(g) It shall at all times cause the Pledged Interests of such Pledgor that constitute “securities” (or as to which the issuer elects to have treated as “securities”) under the UCC to be represented by the certificates now and hereafter delivered to the Administrative Agent in accordance with Sections 2, 3 and 22 and that it shall cause each of the Pledged Subsidiaries as to which it is the Pledgor not to issue any Equity Interests, or securities convertible into, or exchangeable or exercisable for, Equity Interests, at any time during the term of this Pledge Agreement unless the Pledged Interests of such Pledged Subsidiary are issued solely to either (i) such Pledgor who shall immediately comply with Sections 3 and 22 with respect to such property or (ii) the Company or a Subsidiary Guarantor who shall immediately pledge such additional Equity Interests to the Administrative Agent for the benefit of the Secured Parties pursuant to Section 22 or 24, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 3(c) to the Administrative Agent and take such further actions as the Administrative Agent may reasonably deem necessary in order to perfect a first priority security interest in such Equity Interests.

(h) As of its Applicable Date, the exact legal name and address, type of Person, jurisdiction of formation, jurisdiction of formation identification number (if any), and location of the chief executive office of such Pledgor are as specified on Schedule II attached hereto (in each case, before and after giving effect to the Closing Date Transaction). No Pledgor shall change its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken all such action at such Pledgor’s expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection of the Lien of the Administrative Agent in Collateral and except that Mustang Acquisition Inc. may do any of the foregoing on the Closing Date in connection with the Closing Date Acquisition and Mustang Acquisition II LLC (formerly known as Mustang Acquisition II Inc.) may change its name to Met-Pro Technologies LLC on the Closing Date in connection with the Closing Date Acquisition.

4. Preservation and Protection of Collateral.

(a) The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

(b) Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent

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with that used in preparing the Audited Financial Statements and evidenced to the satisfaction of the Administrative Agent and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed. Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments, or upon the failure of any Pledgor to pay any amount pursuant to Section 2(c), the Administrative Agent at its option may pay or contest any of them (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(c) Each Pledgor hereby (i) irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Pledgor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Pledgor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time reasonably determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, and (ii) irrevocably ratifies and acknowledges all such actions taken by or on behalf of the Administrative Agent prior to the Applicable Date.

5. Default. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent is given full power and authority, then or at any time thereafter while such Event of Default is continuing, to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Administrative Agent may elect; and any such sale may be made either at public or private sale at the Administrative Agent’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Administrative Agent may reasonably deem fair; and the Administrative Agent or any other Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Administrative Agent. Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not

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with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledged Subsidiary to register or otherwise qualify the Collateral, even if such Pledged Subsidiary would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Interests if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Interests may be sold for an amount less than a pro rata share of the fair market value of the Pledged Subsidiary’s assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.

6. Proceeds of Sale. The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the documented out-of-pocket expenses (including all Attorneys’ Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.03 of the Credit Agreement. Each Pledgor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

7. Presentments, Demands and Notices. The Administrative Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

8. Attorney-in-Fact. Each Pledgor hereby appoints the Administrative Agent as such Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of a Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Event of Default, the Administrative Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

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9. Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 9 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

10. Waiver by the Pledgors. Each Pledgor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Pledgor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

11. Dividends and Voting Rights.

(a) All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder.

(b) So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor as record and beneficial owner shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms of the Loan Documents.

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(c) Upon the occurrence and during the continuance of any Event of Default, all rights of the Pledgors to receive and retain cash dividends and other distributions upon the Collateral shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Pledgor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Interests to the Administrative Agent (together, if the Administrative Agent shall request, with the documents described in Sections 2(c) and 3(c) or other negotiable documents or instruments so distributed) to be held by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations. Pending delivery to the Administrative Agent of such property, each Pledgor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Secured Parties.

(d) Upon the occurrence and during the continuance of any Event of Default, at the option of the Administrative Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Pledgor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

12. Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.

13. Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any other Secured Party under any Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

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14. Anti-Marshaling Provisions. The right is hereby given by each Pledgor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement. Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document.

15. Entire Agreement. This Pledge Agreement and each Pledge Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Pledge Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Except as provided in Sections 21, 22 and 24, neither this Pledge Agreement, any Pledge Joinder Agreement nor any Pledge Agreement Supplement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

16. Further Assurances. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or reasonably advisable to give effect thereto, such additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or any Pledge Joinder Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder or thereunder. Each Pledgor hereby consents and agrees that the Pledged Subsidiaries and all other Persons, shall be entitled to accept the provisions hereof and of the Pledge Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Subsidiaries or other Persons.

17. Binding Agreement; Assignment. This Pledge Agreement and each Pledge Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement, any Pledge Joinder Agreement or any interest herein or therein or in the Collateral, or any part

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thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Administrative Agent as Collateral under this Pledge Agreement. Without limiting the generality of the foregoing sentence of this Section 17, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

18. Secured Cash Management Agreements and Secured Hedging Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Pledge Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender or an L/C Issuer and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Pledge Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Pledge Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

19. Severability. The provisions of this Pledge Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Pledge Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

20. Counterparts. This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 20, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Pledge Agreement.

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21. Termination. Subject to the provisions of Section 9, this Pledge Agreement and each Pledge Joinder Agreement, and all obligations of the Pledgors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Pledge Agreement, the Administrative Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors the certificates evidencing its shares of Pledged Interests (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Interests to the extent then held by the Administrative Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same.

22. Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Subsidiary not listed on Schedule I hereto which are required to be subject to a Lien pursuant to this Pledge Agreement by the terms hereof or of any provision of the Credit Agreement (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall deliver to the Administrative Agent for the benefit of the Secured Parties (a) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (b) any other document required in connection with such Additional Interests as described in Section 3(c). Each Pledgor shall comply with the requirements of this Section 22 concurrently with the acquisition of any such Additional Interests or, in the case of Additional Interests to which Section 6.12 of the Credit Agreement applies, within the time period specified in such Section 6.12 or elsewhere in the Credit Agreement with respect to such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 22 shall not impair the Lien on Additional Interests conferred hereunder.

23. Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Pledgor, at the address of the Company indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or a Lender, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

24. Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Pledge Joinder Agreement substantially in the form attached hereto as Exhibit B shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 2 granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Secured Parties all Pledged Interests and other Collateral which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder. Each Pledge Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Pledgor executing such Pledge Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

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25. Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Pledge Agreement and each Pledge Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

26. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS PLEDGE AGREEMENT, EACH PLEDGE JOINDER AGREEMENT AND EACH PLEDGE AGREEMENT SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT, ANY PLEDGE JOINDER AGREEMENT OR ANY PLEDGE AGREEMENT SUPPLEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS PLEDGE AGREEMENT, ANY PLEDGE JOINDER AGREEMENT OR ANY PLEDGE AGREEMENT SUPPLEMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS PLEDGE AGREEMENT, IN ANY PLEDGE JOINDER AGREEMENT OR IN ANY PLEDGE AGREEMENT SUPPLEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT, ANY PLEDGE JOINDER AGREEMENT OR ANY PLEDGE AGREEMENT SUPPLEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

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(c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT, ANY PLEDGE JOINDER AGREEMENT OR ANY PLEDGE AGREEMENT SUPPLEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23. NOTHING IN THIS PLEDGE AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

27. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT, ANY PLEDGE JOINDER AGREEMENT OR ANY PLEDGE AGREEMENT SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT, ANY PLEDGE JOINDER AGREEMENT OR ANY PLEDGE AGREEMENT SUPPLEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have duly executed this Securities Pledge Agreement on the day and year first written above.

PLEDGORS:

CECO ENVIRONMENTAL CORP.
AARDING THERMAL ACOUSTICS USA INC.
ADWEST TECHNOLOGIES, INC.
AVC, INC.
CECO ABATEMENT SYSTEMS, INC.
CECO FILTERS, INC.
CECO GROUP, INC.
CECO MEXICO HOLDINGS LLC
CECOAIRE, INC.
EFFOX INC.
FISHER-KLOSTERMAN, INC.
GMD ENVIRONMENTAL TECHNOLOGIES, INC.
MUSTANG ACQUISITION, INC.
MUSTANG ACQUISITION II LLC
NEW BUSCH CO., INC.
THE KIRK & BLUM MANUFACTURING COMPANY

By:	/s/ Benton L. Cook
Name:	Benton L. Cook
Title:	Interim Chief Financial Officer

CECO GROUP GLOBAL HOLDINGS LLC FKI, LLC

By:	/s/ Benton L. Cook
Name:	Benton L. Cook
Title:	Treasurer & Secretary

H.M. WHITE, INC.

By:	/s/ Benton L. Cook
Name:	Benton L. Cook
Title:	Chief Financial Officer

KBD/TECHNIC, INC.

By:	/s/ Jeffrey Lang
Name:	Jeffrey Lang
Title:	President

SECURITIES PLEDGE AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
Name:	Anthony W. Kell
Title:	President

SECURITIES PLEDGE AGREEMENT

Signature Page

SCHEDULE I

Pledged Interests

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
CECO Environmental Corp.	CECO Group, Inc. Delaware Corporation	Common	1,000	100	100	1	$.01	n/a
CECO Environmental Corp.	CECO Group Global Holdings LLC Delaware Limited Liability Company	Membership Interests	n/a	n/a	100%	uncertificated	n/a	n/a
CECO Environmental Corp.	Flextor Inc. Quebec Corporation	Class A Common Shares (voting)	Unlimited	2,800,000	1,820,000	AC-1-R	n/a	n/a
CECO Environmental Corp.	Mustang Acquisition, Inc. Delaware Corporation	Common	1,000	100	100	1	no par value	n/a
CECO Environmental Corp.	Mustang Acquisition II LLC Delaware Limited liability company	Membership Interest Units	n/a	100	100	uncertificated	n/a	n/a

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
CECO Group, Inc.	CECO Mexico Holdings LLC Delaware Limited Liability Company	Membership interest units	n/a	100	100	uncertificated	n/a	n/a
CECO Group, Inc.	CECO Abatement Systems, Inc. Delaware Corporation	Common	100,000	10,000	10,000	1	$.01	n/a
CECO Group, Inc.	GMD Environmental Technologies, Inc. Delaware Corporation	Common	1,000	1,000	1,000	2	$.01	n/a
CECO Group, Inc.	The Kirk & Blum Manufacturing Company Ohio Corporation	Class A Voting Common Class B Non-Voting Common	105,000 225,000	62,670 188,010	62,670 188,010	548 625	no par value no par value	n/a n/a
CECO Group, Inc.	KBD/Technic, Inc. Indiana Corporation	Common	1,000	930	930	23	no par value	n/a
CECO Group, Inc.	Effox Inc. Delaware Corporation	Common	10,000	100	100	2	$.01	n/a
CECO Group, Inc.	CECOaire, Inc. Delaware Corporation	Common	100,000	100	100	1	$.001	n/a

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
CECO Group, Inc.	Adwest Technologies, Inc. California Corporation	Common	1,000,000	224,500	224,500	27	no par value	n/a
CECO Group, Inc.	Aarding Thermal Acoustics USA Inc. Delaware Corporation	Common	5,000	1,000	1,000	3	$.01	n/a
CECO Group, Inc.	CECO Filters, Inc. Delaware Corporation[1]	Common	99,000,000	38,404,107 (number approximate; subject to +/- 1% deviation)	37,978,312	SC-1 (31,536,440 shares) CF 04998 (6,441,872 shares)	$.001	n/a
CECO Group, Inc.	H.M. White, Inc. Delaware Corporation	Common	100,000	100	100	3	$.001	n/a
CECO Group, Inc.	Fisher- Klosterman, Inc. Delaware Corporation	Common	1,000	1,000	1,000	2	$.01	n/a

[1]	Note – CECO Group, Inc. owns approximately 99% of the issued and outstanding Equity Interests of this Pledged Subsidiary.

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
CECO Filters, Inc.	CECO Environmental India Private Limited	Equity Shares	15,00,000	[2]	65%	4	Rs.10	n/a
CECO Filters, Inc.	New Busch Co., Inc. Delaware Corporation	Common	1,000	10	10	1	no par value	n/a
H.M. White, Inc.	CECO Environmental Mexico S. de R.L. de C.V. Mexico Limited liability company	Equity quotas	1	1 equity quota	65%[3]	uncertificated	MXN $2,999 peso	n/a
H.M. White, Inc.	CECO Environmental Services S. de R.L. de C.V. Mexico Limited liability company	Equity quotas	1	1 equity quota	65%[3]	uncertificated	MXN $2,999 peso	n/a

[2]	Note – The Company is informed, but unable to verify that 1,16,042 Equity Shares are outstanding. The Company will provide information relating to this Pledged Subsidiary to the Administrative Agent after the Closing Date.
[3]	Note – In lieu of having any other Pledgor owning Voting Equity Interests in this Pledged Subsidiary pledge such Voting Equity Interests, H.M. White, Inc. is pledging the portion of its Voting Equity Interests in this Pledged Subsidiary constituting 65% of all of the issued and outstanding Voting Equity Interests of this Pledged Subsidiary.

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Fisher-Klosterman, Inc.	FKI, LLC Delaware Limited Liability Company	Membership interest units	n/a	10	10	uncertificated	n/a	n/a
FKI, LLC	CECO Environmental (Shanghai) Co., Ltd. China Limited liability company[4]	Registered capital	n/a	n/a	65%	uncertificated	n/a	n/a
Fisher-Klosterman, Inc.	AVC, Inc. Delaware Corporation	Common	1,000	100	100	1	$.01	n/a
CECO Group Global Holdings LLC	CECO Environmental Netherlands B.V. (Netherlands) Private company with limited liability	Shares	n/a	50,000	32,500	uncertificated	EUR 1.00	n/a

[4]	Note – This information is based solely on the English portions of (a) the Certificate of Approval for Establishment of Enterprises with Foreign Investment in the People’s Republic of China No. 0295713, (b) a Unanimous Written Consent of the Board of Directors of Kentucky Fabrication (Shanghai) Co., Ltd. dated , 2007 (which states that the directors approved the transfer of “100% shares” of Kentucky Fabrication (Shanghai) Co., Ltd. to Fisher klosterman, Inc. (sic.) as the original investor) and (c) on Amendments to the Articles of Association (AOA) of Kentucky Fabrication (Shanghai) Co., Ltd. dated , 2007 stating that the “Registered capital is US$550,000.” The Company has no knowledge of such registered capital being divided into shares.

SCHEDULE II

Pledgor Information

Name and Address of Pledgor	Type of Person	Jurisdiction of Formation of Pledgor	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
CECO Environmental Corp.	Corporation	Delaware	3478982	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
Aarding Thermal Acoustics USA Inc.	Corporation	Delaware	4751002	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
Adwest Technologies, Inc.	Corporation	California	C1456777	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
AVC, Inc.	Corporation	Delaware	4662295	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
CECO Abatement Systems, Inc.	Corporation	Delaware	3385209	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
CECO Filters, Inc.	Corporation	Delaware	2067402	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
CECO Group, Inc.	Corporation	Delaware	3123251	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
CECO Mexico Holdings LLC	Limited Liability Company	Delaware	4436783	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
CECOaire, Inc.	Corporation	Delaware	3898184	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
Effox Inc.	Corporation	Delaware	4285791	4625 Red Bank Road Suite 200 Cincinnati, OH 45227

Name and Address of Pledgor	Type of Person	Jurisdiction of Formation of Pledgor	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Fisher-Klosterman, Inc.	Corporation	Delaware	4473182	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
GMD Environmental Technologies, Inc.	Corporation	Delaware	4443004	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
Mustang Acquisition Inc.	Corporation	Delaware	5317638	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
Mustang Acquisition II LLC	Limited Liability Company	Delaware	5321202	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
New Busch Co., Inc.	Corporation	Delaware	2765910	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
The Kirk & Blum Manufacturing Company	Corporation	Ohio	105763	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
CECO Group Global Holdings LLC	Limited Liability Company	Delaware	5290934	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
FKI, LLC	Limited Liability Company	Delaware	4328854	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
H.M. White, Inc.	Corporation	Delaware	3535543	4625 Red Bank Road Suite 200 Cincinnati, OH 45227
KBD/Technic, Inc.	Corporation	Indiana	1988070667	4625 Red Bank Road Suite 200 Cincinnati, OH 45227

EXHIBIT A

FORM OF

PLEDGE AGREEMENT SUPPLEMENT

THIS PLEDGE AGREEMENT SUPPLEMENT dated as of             , 20            (this “Pledge Agreement Supplement”), is made by             , a             (the “Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings given to such terms in such Credit Agreement).

RECITALS:

A. Pursuant to a Credit Agreement dated as of August 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CECO Environmental Corp., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party thereto, the Administrative Agent, Bank of America, N.A., as an L/C Issuer and Swing Line Lender, the lenders now or hereafter party thereto (the “Lenders”) and the other L/C Issuers now or hereafter party thereto, the Lenders and the L/C Issuers have agreed to provide to the Borrowers a revolving credit facility with a letter of credit subfacility and a swing line subfacility, a multicurrency revolving credit facility and a term loan facility.

B. The Pledgor is party to that certain Securities Pledge Agreement dated as of August 27, 2013 (as in effect on the date hereof, the “Pledge Agreement”), among the Company, certain of its Subsidiaries and the Administrative Agent.

C. The Pledgor has acquired rights in the Pledged Interests (as defined in the Pledge Agreement) listed on Annex A to this Pledge Agreement Supplement (the “Additional Interests”) and desires to pledge, and evidence its prior pledge, to the Administrative Agent for the benefit of the Secured Parties all of the Additional Interests in accordance with the terms of the Credit Agreement and the Pledge Agreement.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Cash Management Agreements and Hedge Agreements, the Pledgor hereby agrees as follows:

1. Affirmations. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a first priority lien and security interest in, the Additional Interests and all of the following:

(a) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (i) declared or distributed in respect of or in exchange for or on conversion of any or all of the Additional Interests or (ii) by its or their terms exchangeable or exercisable for or convertible into any Additional Interest or other Pledged Interest;

(b) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;

(c) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

(d) all proceeds of any of the foregoing.

The Pledgor hereby acknowledges, agrees and confirms by its execution of this Pledge Agreement Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Interests and Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively. The Pledgor further represents and warrants that Annex A attached to this Pledge Agreement Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Administrative Agent pursuant to Section 3(c) of the Pledge Agreement in connection with the Additional Collateral have been delivered or are being delivered simultaneously herewith to the Administrative Agent. The Pledgor further acknowledges that Schedule I to the Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Annex A to this Pledge Agreement Supplement.

2. Counterparts. This Pledge Agreement Supplement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement Supplement to produce or account for more than one such counterpart executed by the Pledgor. Without limiting the foregoing provisions of this Section 2, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Pledge Agreement Supplement.

3. Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 26 and 27 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement Supplement to be duly executed by its authorized officer as of the day and year first above written.

PLEDGOR:

By:
Name:
Title:

ANNEX A

(to Pledge Agreement Supplement of             dated             )

Additional Interests

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Additional Interest	Total Amount of Class or Type of Additional Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)

EXHIBIT B

FORM OF

PLEDGE JOINDER AGREEMENT

THIS PLEDGE JOINDER AGREEMENT dated as of             , 20            (this “Pledge Joinder Agreement”), is made by             , a             (the “Joining Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement).

RECITALS:

A. Pursuant to a Credit Agreement dated as of August 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CECO Environmental Corp., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party thereto, the Administrative Agent, Bank of America, N.A., as an L/C Issuer and Swing Line Lender, the lenders now or hereafter party thereto (the “Lenders”) and the other L/C Issuers now or hereafter party thereto, the Lenders and the L/C Issuers have agreed to provide to the Borrowers a revolving credit facility with a letter of credit subfacility and a swing line subfacility, a multicurrency revolving credit facility and a term loan facility.

B. The Company, certain of its Subsidiaries and the Administrative Agent, are party to a Securities Pledge Agreement dated as of August 27, 2013 (as in effect on the date hereof, the “Pledge Agreement”).

C. The Joining Pledgor is a Subsidiary of the Company and is required by the terms of the Credit Agreement to become a Subsidiary Guarantor and be joined as a party to the Pledge Agreement as a Pledgor (as defined in the Pledge Agreement).

D. The Joining Pledgor will materially benefit directly and indirectly from the making and maintenance of the extensions of credit made from time to time under the Credit Agreement, Secured Cash Management Agreements and Secured Hedge Agreements.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements and Secured Hedge Agreements, the Joining Pledgor hereby agrees as follows:

1. Joinder. The Joining Pledgor hereby irrevocably, absolutely and unconditionally becomes a party to the Pledge Agreement as a Pledgor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Pledgor or to which each Pledgor is subject thereunder, all with the same force and effect as if the Joining Pledgor were a signatory to the Pledge Agreement. Without limiting the generality of the foregoing, the Joining Pledgor hereby grants as collateral security for the payment, performance and satisfaction of all of the Secured Obligations (as defined in the Pledge Agreement), to the Administrative Agent for the benefit of the Secured Parties a first priority security interest in the Pledged Interests (as defined in the

Pledge Agreement) and all other property constituting Collateral (as defined in the Pledge Agreement) of the Joining Pledgor or in which the Joining Pledgor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located.

2. Affirmations. The Joining Pledgor hereby acknowledges and affirms as of the date hereof with respect to itself, its properties and its affairs, each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Pledgor contained in the Pledge Agreement.

3. Supplemental Schedules. Attached to this Pledge Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Pledge Agreement. The Joining Pledgor represents and warrants that the information contained on each of the Supplemental Schedules with respect to the Joining Pledgor and its properties and affairs is true, complete and accurate as of its Applicable Date.

4. Severability. If any provision of this Pledge Joinder Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Pledge Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5. Counterparts. This Pledge Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Pledgor. Without limiting the foregoing provisions of this Section 5, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Pledge Joinder Agreement.

6. Delivery. The Joining Pledgor hereby irrevocably waives notice of acceptance of this Pledge Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Cash Management Agreements and Hedge Agreements made and maintained, in reliance on this Pledge Joinder Agreement and the Joining Pledgor’s joinder as a party to the Pledge Agreement as herein provided.

7. Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 26 and 27 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

IN WITNESS WHEREOF, the Joining Pledgor has duly executed and delivered this Pledge Joinder Agreement as of the day and year first written above.

JOINING PLEDGOR:

By:
Name:
Title:

SUPPLEMENTAL

SCHEDULE I

Pledged Interests

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)

Delivered Pursuant to Pledge Joinder Agreement of:

Applicable Date:             , 20

SUPPLEMENTAL

SCHEDULE II

Pledgor Information

Name and Address of Pledgor	Type of Person	Jurisdiction of Formation of Pledgor	Jurisdiction of Formation Identification Number	Address of Chief Executive Office

Delivered Pursuant to Pledge Joinder Agreement of:

Applicable Date:             , 20